UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: March 29, 2005
                        (Date of earliest event reported)

                              DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            0-20660                 11-2895590
(State or other Jurisdiction  (Commission File Number)   (IRS Employer
of Incorporation)                                         Identification
                                                             Number)

80 Orville Drive, Bohemia, NY                            11716
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (631) 244-1500


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 29, 2005, we entered into a Securities Purchase Agreement (the "Agreement") with Sigma Opportunity Fund, LLC and Metropolitan Venture Partners II, L.P. for the issuance of $650,000 and $100,000, respectively, in Senior Subordinated Secured Notes (the "Notes") and warrants to purchase 650,000 and 100,000, respectively, shares of our common stock (the "Warrants").

     Michael Levin, a member of our Board of Directors, is an affiliate of Metropolitan Venture Partners II, L.P.

     The Notes bear interest at 5% per annum, payable quarterly in cash or shares of our common stock at the election of the holder and mature on the earlier to occur of (i) September 29, 2006, (ii) the date on which demand for payment of our loan with JP Morgan Chase Bank dated as of June 27, 2003 is made, and (iii) commencing May 13, 2005, the due date of the loan with JP Morgan Chase Bank.

     Default interest at a rate of 12% per annum is due upon a default under the terms of the Note. In addition, we granted the investors a secured interest in all of our assets junior to certain existing bank lines and excluding certain receivables.

     The Warrants are exercisable for seven years from the date of issuance at a purchase price of $0.90 per share, subject to adjustment under certain events.

     The Agreement requires us to file with the SEC a registration statement which covers the resale of the common stock issuable (i) as interest on the Notes and (ii) upon exercise of the Warrants.

ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION

     See Item 1.01 above.

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES

     See Item 1.01 above.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     4.1  Securities  Purchase Agreement dated as of March 29, 2005.
     4.2  Form of Senior Subordinated Secured Note.
     4.3  Form of Common Stock Purchase Warrant.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             DIRECT INSITE CORP.


                                             By:  /s/ Michael J. Beecher
                                                ----------------------------
                                                  Michael J. Beecher
                                                  Chief Financial Officer


Dated:  March 31, 2005